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                                                                      EXHIBIT 21
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                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                       JURISDICTION OF
                                                       INCORPORATION OR
NAME OF SUBSIDIARY                                      ORGANIZATION
- ------------------                                 ------------------------

Old National Bank in Evansville                    United States of America

The Merchants National Bank of Terre Haute         United States of America

First-Citizens Bank & Trust Company                Indiana

People's Bank & Trust Company                      Indiana

The Rockville National Bank                        United States of America

Clinton State Bank                                 Indiana

Gibson County Bank                                 Indiana

Security Bank & Trust Company                      Indiana

Farmers Bank & Trust Company                       Kentucky

The Peoples National Bank in Lawrenceville         United States of America

First State Bank of Greenville                     Kentucky

Morganfield National Bank                          United States of America

The First National Bank of Harrisburg              United States of America

Security Bank & Trust Company                      Illinois

Farmers Bank & Trust Company                       Kentucky

United Southwest Bank                              Indiana

Bank of Western Indiana                            Indiana

Palmer-American National Bank of Danville          United States of America

Dubois County Bank                                 Indiana

Indiana State Bank of Terre Haute                  Indiana

Orange County Bank                                 Indiana

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The First National Bank of Oblong                  United States of America

The Citizens National Bank of Tell City            United States of America

City National Bank                                 United States of America

ONB Bank                                           United States of America

Indiana Old National Insurance Company             Arizona

Old National Realty Company, Inc.                  Indiana

Old National Service Corporation                   Indiana

Old National Trust Company                         United States of America

Old National Trust Company - Illinois              United States of America

Old National Trust Company - Kentucky              United States of America